[Element Parser]
Large Left Indent Change=20
Large Right Indent Change=20
Center Reft/Right Variance=6
Center Allowed Black Percent=50
Inside Justification Range=30
Outside Justification Range=30
Maximum Line Spacing=1
Maximum Word Space=4
Allowed Right Margin Deviation=15
Max Lines Header=5
Head Right Margin Deviation=20
Alpha Stub Char Resolution=2
Numeric Model Resolution=20
Query User On Styles=1
Graphics Unquestioned Select Resolution=90
Paragraph Unquestioned Select Resolution=70
Heading Unquestioned Select Resolution=70
Indent Percentage of RM Limit=30
Els For Ones=1
Perform French Spacing=1
Perform Spelling and Scan=0
Use Compound Hyphen Dictionary=1
Use Attribue Dictionary=0
Convert Fractions=1
Convert Quotes=1
Ignore Incoming Text Styles=1
Rejustify Multiple Line Headings=0
Perform Explicit Coding When Exporting=1
Convert Bullets=1
Remove Page Numbers=1
Remote Running Headers and Footers=1
Convert Non-breaking Word Space=1
Convert Text Holes to em Spaces=1
Add Lead-in em Space=1
Convert Dashes to em-Dashes=1
Query em Dash Insert=1
Convert Number and Letter spaces to ens=1
Maximum Gutter Compression=50
Maximum Gutter Expansion=150
Round Up Column Values to Points=3
Export Tables as Cells=0
Table Rules As Graphics=1
ems for Stub Indenting=1
Export Mutliple Table Styles=1
Export Complete Style Template=1
Preserve Table Stub Justification=0
Reassemble Table Headings=0
Allow Table Stub Hyphenation=0
Unify Dollar Sign Positions=1
Straighten Table Body=1
Include Footnotes within Table=0
Head Match=1
Wings On Zeros=0
Leaders on Financial Tables=1
em-dash Offset=1
Perform Explicit Coding=0
Use Tokens=0
Output Styles=1
Referenced Styles Only=0
Use en-aligning Dashes for Table Rules=1
Use Gutter Tabs=1
Output RTF Banner=1
Use RTF Macintosh Character Set=0

[Editor Options]
Auto Save Minutes=0
Scroll Lock Option=0
Tab Position Value=5
Mouse Scroll Drag Rate=10
Undo Temporary Memory Size=64
Undo Memory Size=64
Screen Font Size=80
Word Skip Delimiter List=,.:;?()-
Screen Font Name=Courier New
Search Case Sensitive=0
Search Whole Words=0
Search on Selected Text=0
Replace Origin as Cursor=0
Replace Will Return to Origin=0
Search All Windows=0
Replace Will Prompt on Changes=0
Editor Flags=768
Editor Tag Pop-up Help=1
Spell/Scanner Correction Enable=0
Query All Scan Corrections=0
Undefined Character Code=0

[Import Options]
PI Tabs Expansion Index=8
PI Auto Wrap Text Flag=1
PI Remove Hyphens=1
PI Detect Overstike Bold=0
PI Detect Underline=0
PI Create Import Log=1
RTF Import Page Dimensions=1
RTF Import and Retain Styles=1
RTF Clear Current Style Sheet=1
RTF Annotations In-line Flag=0
RTF Create Import Log=1
RTF Map Fonts=1
RTF Remove Deleted Text=1
RTF Hidden Map=512
RTF Leader Fill Flag=0
RTF Scaling Factor=5
RTF Compose Pages=0
RTF Deceimal Align Character=0
RTF Bottom Align Tables Rows=0
RTF Decimal Table Cell=0
RTF Vertical Scaling Code=2
WP5 Strike Through Text=1
WP5 Remove Deleted Text=0
WP5 Compose Document=0
WP5 Allow Justification=0
WP5 Scaling Factor=5
WP5 Create Import Log=1
WP5 Vertical Scaling Code=2

[Analysis Options]
Process Els for Ones=0

[Dictionary Options]
General Spelling=cm-us.spl
Attribute Cross Reference=cm-us.att
Non-Breaking Word Space=cm-us.nbw
Compound Word=cm-us.hyp
Abreviated Word=cm-us.abb
Table Heading=cm-us.thd
Custom Dictionary=

[Text Formatting Properties]
Paragraph Right Margin=80
First Indent=5
Left Indent=0
Indent Levels=5
Justification Mode=1
French Spacing=0
Straight Function Enabled=0
Column Separation=2
Heading Depth=0
Table Indent Value=0
Table Mode=3
Column Mode=1
Table Gutter Space=3
Non-numeric Align Mode=0
Heading Align Mode=0
Leader Fill=1
Preserve Stub Indent=1
Heading Alignment Enable=0
Enable Dollar Straighten=1
Heading Rules=0
em Dashes Indented=1
All Column Dashes as ems=1
Conform Rules Sizes=1
Break Over 132=0
Query Design=0
Save Current Style as Template=0
Template Style Name=

[Default Project Data]
Client Matter=
Revision Number=
Client Name=
Project Name=
Firm Name=
Retain Desktop=0
Header Line One=
Header Line Two=
Body Font Name=
Header Font Name=
Body Text Point Size=0
Body Table Point Size=0
Header Font Point Size=0
Left Right Margin=0
Top Bottom Margin=0
Border Mode=0
Header Bold Mode=0
Header Italic Mode=0
Body Bold Mode=0
Body Italic Mode=0
Underlines As Rules Mode=1
Underbars As Rules Mode=1
Insert Revision Tags Mode=1
Insert Page Tags Mode=1
Convert Compound Quotes=1
Attributes Semaphore=0
Convert White Characters to Spaces=1
Text Rejustification Mode=213
Create EDGAR Process Log=1
Add Space After Elements=0
Blank Spaces Processing Mode=0
Tag Case Mode=0

[Page Definitions]
Page Orientation=0
Page Units=1
Paper Type Index=0
Numbering Scheeme=0
Page Width=61200
Page Depth=79200
Page Left Margin=3000
Page Right Margin=3000
Page Top Margin=4800
Page Bottom Margin=6000
Header Distance from Edge=0
Footer Distance from Edge=0
Just Word Space Minimum=75
Just Word Space Nominal=100
Just Word Space Maximum=125

[SEC and Comm Parameters]
Return Copy Flag=0
Notify Tag Flag=0
Submission Contact Flag=0
Notify Values=
Name Value=
Phone Value=